Exhibit 99.1
                                                                    ------------


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                 APRIL 30, 2001

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                  LOCATION       STATUS               OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever          GOM            Contracted           Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever          GOM            Contracted           Chevron
-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                GOM            Contracted           Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spur             250'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg         Indonesia      Contracted           Maxus
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         250'      Independent Leg         Indonesia      Contracted           Maxus
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg         GOM            Contracted           Newfield
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg         GOM            Contracted           Seneca
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg         GOM            Contracted           BP
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot    GOM            Contracted           Dominion
-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot    GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                Abidjan        Shipyard                      -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                  GOM            Cold Stacked                  -
-----------------------------------------------------------------------------------------------------------------


                                       1

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                  LOCATION       STATUS               OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000       GOM            Contracted           Unocal
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                North Sea      Contracted           BG
-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                  GOM            Contracted           Houston Exploration
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class           Australia      Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco     North Sea      Contracted           Venture
                                 711 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                North Sea      Contracted           Talisman
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                  China          Contracted           CACT
-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                  Australia      Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class           GOM            Cold Stacked                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class           GOM            Contracted           ExxonMobil
-----------------------------------------------------------------------------------------------------------------
Ocean Rover            2,000'    Victory Class           GOM            Cold Stacked                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000             GOM            Contracted           Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000             GOM            Contracted           Kerr McGee
-----------------------------------------------------------------------------------------------------------------


                                       2

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                  LOCATION       STATUS               OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000             GOM            Contracted           Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000             Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class           GOM            Contracted           Anadarko
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy     Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced       GOM            Contracted           Shell
                                 Pacesetter
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class           GOM            Contracted           Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class           GOM            Contracted           Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class           GOM            Contracted           BP
-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey           GOM            Contracted           Anadarko
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey           GOM            Contracted           Amerada Hess
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class          Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,500'    Victory Class           Singapore      Shipyard Upgrade              -
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified  GOM            Contracted           BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi     Brazil         Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


                                       3
TABLE CONTINUED......

RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Crusader         one well                 mid April 2001         mid May 2001
-------------------------------------------------------------------------------------------------
Ocean Drake            six month extension      late March 2001        late September 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Champion         two wells                mid April 2001         late May 2001
-------------------------------------------------------------------------------------------------
Ocean Columbia         six month extension      mid January 2000       late July 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Spartan          six month term           late November 2000     late May 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Spur             six month term           early April 2001       early October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Sovereign        two-year term            mid September 2000     early September 2002
-------------------------------------------------------------------------------------------------
Ocean Heritage         one-year term            late January 2001      late January 2002
-------------------------------------------------------------------------------------------------
Ocean King             90 day term plus option  late February 2001     late May 2001
-------------------------------------------------------------------------------------------------
Ocean Nugget           one well/one workover    mid March 2001         early May 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Summit           one well plus option     mid February 2001      mid May 2001
-------------------------------------------------------------------------------------------------
Ocean Warwick          three month extension    early April 2001       early July 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Titan            one-well                 mid February 2001      early May 2001
-------------------------------------------------------------------------------------------------
Ocean Tower            one well                 mid February 2001      late May 2001
-------------------------------------------------------------------------------------------------
Ocean Liberator        -                        -                      -
-------------------------------------------------------------------------------------------------
Ocean Century          -                        -                      -
-------------------------------------------------------------------------------------------------


                                       1


RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Ambassador       two wells plus option    mid February 2001      early May 2001
-------------------------------------------------------------------------------------------------
Ocean Nomad            one well                 late April 2001        early June 2001
-------------------------------------------------------------------------------------------------
Ocean New Era          one well                 early May 2001         mid June 2001
-------------------------------------------------------------------------------------------------
Ocean Bounty           180-day contract         early March 2001       late October 2001
-------------------------------------------------------------------------------------------------
Ocean Guardian         one well                 mid August 2000        early May 2001
-------------------------------------------------------------------------------------------------
Ocean Princess         one well                 early April 2001       early May 2001
-------------------------------------------------------------------------------------------------
Ocean Whittington      three-year term          mid March 1998         mid May 2001
-------------------------------------------------------------------------------------------------
Ocean Epoch            one well                 early March 2001       early May 2001
-------------------------------------------------------------------------------------------------
Ocean General          200-day term contract    mid February 2001      early September 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Prospector       -                        -                      -
-------------------------------------------------------------------------------------------------
Ocean Endeavor         two workovers            mid March 2001         mid May 2001
-------------------------------------------------------------------------------------------------
Ocean Rover            -                        -                      -
-------------------------------------------------------------------------------------------------
Ocean Concord          one well                 mid April 2001         early May 2001
-------------------------------------------------------------------------------------------------
Ocean Lexington        third of three wells     late January 2001      mid May 2001
-------------------------------------------------------------------------------------------------



                                       2


RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Saratoga         one well                 mid February 2001      early May 2001
-------------------------------------------------------------------------------------------------
Ocean Yorktown         five-year term           early June 1996        early June 2001
-------------------------------------------------------------------------------------------------
Ocean Voyager          one well plus option     mid April 2001         mid July 2001
-------------------------------------------------------------------------------------------------
Ocean Yatzy            five-year term           early November 1998    early November 2003
-------------------------------------------------------------------------------------------------
Ocean Worker           four-year term           mid January 1998       mid January 2002
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Quest            one well plus option     early April 2001       late April 2001
-------------------------------------------------------------------------------------------------
Ocean Winner           two-year term            early May 1999         early May 2001
-------------------------------------------------------------------------------------------------
Ocean Star             six month term           late April 2001        late October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Victory          180-day extension        late March 2001        mid October 2001
-------------------------------------------------------------------------------------------------
Ocean America          one well plus option     early April 2001       late August 2001
-------------------------------------------------------------------------------------------------
Ocean Valiant          810 day term             late April 2001        late December 2001
-------------------------------------------------------------------------------------------------
Ocean Alliance         three-year term          early September 2000   early September 2003
-------------------------------------------------------------------------------------------------
Ocean Baroness         -                        -                      February 2002
-------------------------------------------------------------------------------------------------
Ocean Confidence       five-year term           early January 2001     early January 2006
-------------------------------------------------------------------------------------------------
Ocean Clipper          three-year term          mid January 2000       mid January 2003
-------------------------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


                                       3
TABLE CONTINUED......

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Crusader         upper 30's      followed by 2 weeks downtime for ABS leg
                                       inspection/repairs ending late May 2001; followed
                                       by one well with Walter in lower 40's ending late
                                       June 2001; followed by one well plus option with
                                       Walter in lower 40's ending early July 2001
-------------------------------------------------------------------------------------------
Ocean Drake            lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Champion         upper 30's      available
-------------------------------------------------------------------------------------------
Ocean Columbia         lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Spartan          lower 40's      six month extension plus option with BP in upper
                                       40's ending late November 2001
-------------------------------------------------------------------------------------------
Ocean Spur             upper 40's      available
-------------------------------------------------------------------------------------------
Ocean Sovereign        lower 30's      shipyard repairs beginning mid December 2000 and
                                       ending late June 2001
-------------------------------------------------------------------------------------------
Ocean Heritage         mid 30's        available
-------------------------------------------------------------------------------------------
Ocean King             lower 50's      90-day extension plus option with BP in lower 50's
                                       ending mid August 2001
-------------------------------------------------------------------------------------------
Ocean Nugget           lower 50's      available
-------------------------------------------------------------------------------------------
Ocean Summit           lower 40's      shipyard for spud can inspection ending late
                                       June 2001
-------------------------------------------------------------------------------------------
Ocean Warwick          lower 50's      available
-------------------------------------------------------------------------------------------
Ocean Titan            mid 30's        one well extension with Dominion in mid 40's ending
                                       early July 2001; followed by one well plus option
                                       with Dominion in lower 50's ending early September
                                       2001
-------------------------------------------------------------------------------------------
Ocean Tower            lower 40's      one well extension plus option with Spinnaker in
                                       mid 40's ending late June 2001
-------------------------------------------------------------------------------------------
Ocean Liberator        -               available
-------------------------------------------------------------------------------------------
Ocean Century          -                                        -
-------------------------------------------------------------------------------------------


                                        1

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Ambassador       lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Nomad            mid 70's        one well plus two options with Veba in mid 60's
                                       ending early October 2001
-------------------------------------------------------------------------------------------
Ocean New Era          lower 40's      Committed for mud lift JIP ending mid September 2001
-------------------------------------------------------------------------------------------
Ocean Bounty           lower 80's      available
-------------------------------------------------------------------------------------------
Ocean Guardian         lower 40's      shipyard ending mid May 2001; followed by nine
                                       months plus option with Shell in lower 70's ending
                                       early February 2002
-------------------------------------------------------------------------------------------
Ocean Princess         upper 30's      mid period survey ending late May 2001; followed by
                                       one well with Talisman in lower 40's ending late
                                       August 2001; followed by three month term plus
                                       options with Talisman in high 60's ending late
                                       November 2001.
-------------------------------------------------------------------------------------------
Ocean Whittington      100's           modification and mobe period with ExxonMobil in
                                       mid 30's ending late June 2001, followed by one
                                       well with ExxonMobil in lower 60's ending mid
                                       August 2001
-------------------------------------------------------------------------------------------
Ocean Epoch            upper 40's      one well plus six options with CACT in mid 50's
                                       ending mid June 2001
-------------------------------------------------------------------------------------------
Ocean General          lower 80's      one well with Woodside in 100's ending late October
                                       2001
-------------------------------------------------------------------------------------------
Ocean Prospector       -                                        -
-------------------------------------------------------------------------------------------
Ocean Endeavor         lower 40's      one well plus option with Westport in lower 40's
                                       ending late July 2001
-------------------------------------------------------------------------------------------
Ocean Rover            -                                        -
-------------------------------------------------------------------------------------------
Ocean Concord          upper 30's      one well plus option with Walter in lower 40's
                                       ending late May 2001; followed by one well plus
                                       option in mid 50's ending early June 2001
-------------------------------------------------------------------------------------------
Ocean Lexington        lower 40's      one well plus option with Kerr McGee in lower 50's
                                       ending late May 2001; followed by four wells with
                                       Murphy in upper 40's ending mid February 2002
-------------------------------------------------------------------------------------------


                                        2

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Saratoga         lower 40's      one well with Walter in mid 40's ending early June
                                       2001; followed by one well plus option with Walter
                                       in upper 40's ending mid July 2001
-------------------------------------------------------------------------------------------
Ocean Yorktown         lower 60's      available
-------------------------------------------------------------------------------------------
Ocean Voyager          lower 50's      available
-------------------------------------------------------------------------------------------
Ocean Yatzy            120's           available
-------------------------------------------------------------------------------------------
Ocean Worker           120's           available
-------------------------------------------------------------------------------------------
Ocean Quest            lower 80's      contracted for one well with Kerr McGee in lower
                                       80's ending early June 2001; followed by one well
                                       plus option with Kerr McGee in lower 90's ending
                                       early July 2001
-------------------------------------------------------------------------------------------
Ocean Winner           lower 80's      contracted for 18 month extension with Petrobras
                                       in lower 80's ending late October 2002
-------------------------------------------------------------------------------------------
Ocean Star             100's           available
-------------------------------------------------------------------------------------------
Ocean Victory          110's           available
-------------------------------------------------------------------------------------------
Ocean America          110's           assignment from BP
-------------------------------------------------------------------------------------------
Ocean Valiant          120's           available
-------------------------------------------------------------------------------------------
Ocean Alliance         110's           available
-------------------------------------------------------------------------------------------
Ocean Baroness         -               available
-------------------------------------------------------------------------------------------
Ocean Confidence       170's           available
-------------------------------------------------------------------------------------------
Ocean Clipper          lower 90's      available
-------------------------------------------------------------------------------------------

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico

                                       3